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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Each of the undersigned hereby certifies, in his capacity as an officer of August Technology Corporation (the "Company"), for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      (1) The Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2002
                                          /s/ JEFF L. O'DELL
                                          ------------------
                                          Jeff L. O'Dell
                                          Chief Executive Officer


                                          /s/ SCOTT A. GABBARD
                                          --------------------
                                          Scott A. Gabbard
                                          Acting Chief Financial Officer and
                                          Vice President, Finance